Supplement dated January 19, 2010 to the Prospectus dated October 15, 2009 for the
Pacific Destinations variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated October 15, 2009, as supplemented.

The Prospectus is supplemented as follows:

All references to the American Funds® Asset Allocation portfolio of the Pacific Select Fund are deleted.

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